SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K
                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            December 8, 2003


                  INTERSTATE BAKERIES CORPORATION
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      (Exact name of Registrant as specified in its charter)

Delaware                            1-11165                     43-1470322
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(State or other Jurisdiction of     (Commission File Number) (I.R.S. Employer
Incorporation)                                               Identification No.)





12 East Armour Boulevard, Kansas City, Missouri                       64111
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      (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code    (816) 502-4000
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   (Former name or former address, if changed since last report)

Item 7.         Financial Statements and Other Exhibits

      (c)  Exhibits

      Exhibit No.         Description

      Exhibit 99 Interstate Bakeries Corporation press release dated December 8, 2003.

Item 12.   Results of Operations and Financial Condition

      On December 8, 2003, Interstate Bakeries Corporation issued a press release announcing that based upon preliminary results for its fiscal second quarter ended November 15, 2003, net sales were down approximately one percent from the prior year and operating income is projected to be approximately 30 percent lower than the prior year. The full text of the press release is furnished as an exhibit to this report on Form 8-K.

      The information contained in this Item 12 and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               INTERSTATE BAKERIES CORPORATION


Date: December 11, 2003
                               By:  /s/ James R. Elsesser
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                                    James R. Elsesser
                                    Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


      Exhibit No.         Description

      Exhibit 99 Interstate Bakeries Corporation press release dated December 8, 2003.